Exhibit 10.30

THIRD AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE

(“NOTE”)

Principal Amount: $2,436,338.30	Date of Note: April 9, 2025

FOR VALUE RECEIVED, on the Revolving Loan Termination Date, the undersigned, IMMUNOGENX, LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay to MATTRESS LIQUIDATORS, INC., a Colorado corporation, its successors and assigns (“Lender”) in accordance with the terms of the Credit Agreement (as hereinafter defined), the principal sum of Two Million Four Hundred Thirty-Six Thousand Three Hundred Thirty-Eight and 30/100 Dollars ($2,436,338.30), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrower pursuant to the Credit Agreement. Revolving Loans may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the other terms, conditions and restrictions of this Note and of the Credit Agreement. Borrower further promises to pay to the order of Lender interest on the aggregate unpaid principal amount of such Revolving Loans on the dates and at the rate or rates provided for in the Credit Agreement. All payments of principal and interest shall be made in lawful currency of the United States in immediately available funds at the office of Lender, or such other place as Lender may from time to time designate in writing.

Revolving Loans made by Lender shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business; provided, however, the obligation of Borrower to repay each Revolving Loan made by Lender shall be absolute and unconditional, notwithstanding any failure of Lender to keep such records or any mistake by Lender in connection with such records. The books and records of Lender showing the account between Lender and Borrower regarding the Revolving Loans and this Note shall be conclusive evidence of the items set forth therein in the absence of demonstrable error.

This Note is the Third Amended and Restated Revolving Loan Promissory Note referred to in the Amended and Restated Credit Agreement, dated as of April 9, 2025, between Borrower and Lender, as amended and as the same may be further amended, supplemented, amended and restated, or modified from time to time (“Credit Agreement”; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Credit Agreement). The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events, and for prepayments on account of principal of this Note and interest on this Note prior to the maturity of this Note, in each case, upon the terms and conditions specified therein.

This Note is secured by, among other things, the Guaranties.

If an Event of Default under Section 8.1(g) or Section 8.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable Attorney’s Fees and Costs if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default exists under the Credit Agreement or any breach, violation, default, event of default, “Default” or “Event of Default” shall occur under any other Loan Document, which is not cured within any applicable grace or cure period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with Attorney’s Fees and Costs, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. Upon the occurrence of any Event of Default under the Credit Agreement, Lender’s obligation to make additional Revolving Loans may be terminated in the manner and with the effect as provided in the Credit Agreement.

In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the collateral, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on or under this Note or the Loan Documents, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable Attorney’s Fees and Costs (whether or not litigation shall be commenced in aid thereof).

If any part of this Note cannot be enforced, this fact will not affect the rest of this Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other Person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) the Revolving Loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the indebtedness of Borrower to Lender or the security thereof. All such parties also agree that the Loan Documents may be modified without the consent of or notice to anyone other than the party with whom the modification is made.

No waiver of any breach, Event of Default, Default or failure of condition under the terms of this Note, the Credit Agreement or the other Loan Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, Default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, Default or failure of condition. A waiver of any term of this Note, the Credit Agreement or the other Loan Documents must be made in writing and shall be limited to the express written terms of such waiver.

This Note amends and restates in its entirety and consolidates that certain Second Amended and Restated Revolving Loan Promissory Note, dated March 13, 2024, payable from Borrower to Lender in the original principal amount of Eight Million Two Hundred Twelve Thousand Three Hundred Forty-Five and 17/100 Dollars ($8,212,345.17) (“Prior Note”), and is used, not as a refinancing or refunding of or payment toward, but as a continuation of the Prior Note. Accordingly, this Note shall not be construed as a novation or extinguishment of the obligations arising under the Prior Note. Unless otherwise agreed between Borrower and Lender, interest accrued under the Prior Note prior to the date hereof remains accrued and unpaid under this Note and does not constitute any part of the principal amount of the indebtedness evidenced hereby. The indebtedness evidenced by this Note will continue to be secured by all of the collateral and other security granted to Lender under the other Loan Documents.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Colorado (without reference to conflict of law principles). IN CONSIDERATION OF LENDER’S DECISION TO PROVIDE THIS NOTE AND THE REVOLVING LOAN, BORROWER AGREES TO WAIVE THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT THAT MAY ARISE BETWEEN BORROWER AND LENDER.

PRIOR TO SIGNING THIS NOTE, BORROWER HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE AND BORROWER AGREES TO THE TERMS OF THIS NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.

[Signature Page to Follow]

“BORROWER”

IMMUNOGENX, LLC,

a Delaware limited liability company

By:	/s/ Richard Paolone
Name:	Richard Palone
Title:	Authorized Representative

[Signature Page to Third Amended and Restated Revolving Loan Promissory Note - $2,436,338.30]